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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                JANUARY 10, 2001




                                 TRANSPRO, INC.
             (Exact name of Registrant as specified in its charter)

         DELAWARE                       1-13894                 34-1807383
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                  100 Gando Drive, New Haven, Connecticut 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 5. OTHER EVENTS

         On January 10, 2001, TransPro, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing that the Company has entered into a Loan and Security Agreement with Congress Financial Corporation (New England), an affiliate of First Union National Bank.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits - The following exhibits are filed as part of this report:


99.1     Press Release dated January 10, 2001



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                TRANSPRO, INC.


Date: January 10, 2001          By: /s/ Timothy E. Coyne
                                    --------------------------------------------
                                    Timothy E. Coyne
                                    Vice President, Treasurer, Secretary,
                                    Controller and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)


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